As filed with the Securities and Exchange Commission on February 25, 2022

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

February 25, 2022

As a shareholder of Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), you are receiving this Notice regarding the internet availability of an Information Statement relating to the selection and approval of certain sub-advisers for the Fund. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and to review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-advisers.

Summary of Information Statement

The Information Statement describes how Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. At BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Clear Sky Advisers, LLC (“Clear Sky”) and Aperture Investors, LLC (“Aperture”) as sub-advisers to the Fund. The Information Statement provides information about Clear Sky and Aperture.

BAIA, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission on March 13, 2017, may enter into and amend materially sub-advisory agreements with discretionary and non-discretionary sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. BAIA’s selection of Clear Sky and Aperture, each unaffiliated with BAIA, does not require shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this Notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at www.bxmix.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy. You may request a paper copy or PDF via email of the Information Statement by writing the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling (toll-free) 1-855-890-7725, by May 31, 2022. If you do not request a paper copy or PDF via email by that date, you will not otherwise receive a paper or email copy. You can obtain a free copy of the annual and semi-annual reports of the Fund, when available, by writing or contacting the Fund at the address or number above or visiting the Fund’s website.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders. Upon request to the telephone number or address listed above, the Fund will promptly deliver a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

INFORMATION STATEMENT

February 25, 2022

NOTICE REGARDING NEW SUB-ADVISERS

Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser to Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”) on March 13, 2017. This exemptive order permits BAIA to enter into and amend materially sub-advisory agreements with discretionary and non-discretionary investment sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. This Information Statement is to inform you that, at BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Clear Sky Advisers, LLC (“Clear Sky”) and Aperture Investors, LLC (“Aperture”), each of which is unaffiliated with BAIA, as sub-advisers to the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE FUND AND THE ADVISORY AGREEMENT

BAIA serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 17, 2014, as amended (the “Advisory Agreement”). BAIA seeks to achieve the Fund’s investment objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies, including, in part, by allocating the Fund’s assets among sub-advisers with experience managing alternative investment strategies. BAIA also allocates the Fund’s assets among certain unaffiliated investment funds, manages a portion of the Fund’s assets directly and, from time to time, may instruct sub-advisers with respect to particular investments. BAIA is responsible for selecting the Fund’s investment strategies, for identifying and retaining sub-advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each sub-adviser or to manage directly.

BAIA may adjust allocations from time to time among strategies or sub-advisers based on its assessment of market conditions and/or sub-adviser strategies, and BAIA has discretion to not allocate any assets to one or more sub-advisers at any time. BAIA currently intends to generally consider the following factors as part of its sub-adviser screening process, although the factors considered from time to time or with respect to any one sub-adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

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Attractive long-term risk-adjusted investment performance: BAIA seeks to choose sub-advisers focused on alternative strategies that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

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Skilled application of non-traditional investment techniques: BAIA believes that attractive risk-adjusted investment returns sometimes can be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. BAIA seeks to choose sub-advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

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Opportunistic approach to investing: Among the sub-advisers sought by BAIA, BAIA may choose “opportunistic” sub-advisers who are willing to make substantial investments based on the direction the sub-adviser anticipates a particular market, markets, or individual securities will take. These sub-advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that BAIA may make only relatively short-term allocations to sub-advisers that specialize in opportunistic trades.

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Management stability and committed investment professionals: BAIA believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, BAIA believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

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Ongoing monitoring: Once selected, the performance of each sub-adviser is regularly reviewed, and new sub-advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among sub-advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions. BAIA reviews a number of quantitative and qualitative factors in connection with the allocation of the Fund’s assets, including, without limitation, macroeconomic scenarios, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Each sub-adviser selected by BAIA and approved by the Board enters into a sub-advisory agreement with BAIA, pursuant to which each discretionary sub-adviser is delegated responsibility for the day-to-day management of the assets of the Fund or of one or more of the wholly-owned subsidiaries of the Fund allocated to the sub-adviser (the “Allocated Portion”). BAIA compensates the sub-advisers out of the management fee it receives from the Fund. Each discretionary sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of BAIA. BAIA oversees each sub-adviser for compliance with the Fund’s investment objective, policies, strategies, and restrictions, and monitors each sub-adviser’s adherence to its investment style. In allocating the Fund’s assets, BAIA has discretion to not allocate any assets to one or more sub-advisers at any time.

THE NEW SUB-ADVISORY AGREEMENTS

At a meeting of the Board held on November 16, 2021, the Board, including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved each of Clear Sky and Aperture as sub-advisers to the Fund and, in connection therewith, also approved a sub-advisory agreement between BAIA and Clear Sky and a sub-advisory agreement between BAIA and Aperture. The sub-advisory agreement with Clear Sky became effective as of December 1, 2021, and the sub-advisory agreement with Aperture became effective as of January 3, 2022 (and was subsequently amended and restated effective as of February 24, 2022).

Under its sub-advisory agreement, subject to the supervision and oversight of BAIA, each of Clear Sky and Aperture will furnish continuously an investment program for the Fund, determining what investments to purchase, hold, sell, or exchange and what portion of the Fund’s assets to hold uninvested, with respect to its Allocated Portion, in compliance with the Fund’s governing documents, registration statement, investment objective, policies, and restrictions, and applicable law and subject to the oversight of the Board.

Each sub-adviser is responsible for its expenses incurred in connection with managing its Allocated Portion. Clear Sky receives, as compensation for its services, fees from BAIA (not the Fund) each quarter based on an annual percentage of the average daily net assets of its Allocated Portion. Aperture receives, as compensation for its services, fees from BAIA (not the Fund) each quarter based on an annual percentage of the average daily net assets of its Allocated Portion that increase or decrease proportionately with the investment performance of its Allocated Portion in relation to the investment record of an appropriate securities index in accordance with Section 205(b)(2) of the Investment Advisers Act of 1940, as amended, the related rules thereunder, and an exemptive order BAIA and the Trust received from the SEC on August 25, 2020 (a “fulcrum fee”).

The initial term of the new sub-advisory agreement with Clear Sky extends until November 30, 2023 and the initial term of the sub-advisory agreement with Aperture extends until January 2, 2024. After the initial term, each sub-advisory agreement shall continue in effect for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of outstanding voting securities of the Fund, and (ii) by a majority of the Independent Trustees.

Each sub-advisory agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and the sub-adviser; (ii) by the sub-adviser upon 60 days’ prior written notice to BAIA and the Fund; or (iii) by BAIA upon 61 days’ written notice to the sub-adviser. Each sub-advisory agreement may also be terminated, without the payment of any penalty, by BAIA immediately upon a material breach by the sub-adviser of the sub-advisory agreement that is not promptly cured. Each sub-advisory agreement will terminate automatically in the event of its assignment or the termination of the Advisory Agreement. Each sub-advisory agreement may also terminate if mutual agreed upon by both BAIA and the sub-adviser party to the agreement.

The agreement with Clear Sky may be terminated immediately without penalty by BAIA if, at the discretion of BAIA, Clear Sky or any executive officer, director, or key portfolio manager of Clear Sky is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct constituting a felony. In addition, Clear Sky may terminate the agreement immediately by written notice to the BAIA, without any penalty, upon (i) a change in the laws (including tax laws), rules or regulations (including rules and regulations of self-regulatory agencies with jurisdiction over the Fund, BAIA, or Clear Sky) applicable to the Fund that, in each case, in Clear Sky’s good faith determination after consultation with BAIA, could reasonably be expected to result in a material change (including, without limitation, a material increase of expense) in the manner in which Clear Sky’s strategy is implemented, (ii) any change to the applicable procedures or policies adopted by the Board with respect to the Allocated Portion or any instruction from BAIA, the Board, or any service provider to the Fund or the Trust, in each case that, in Clear Sky’s good faith reasonable discretion, would make it impracticable or unreasonable for Clear Sky to continue to implement Clear Sky’s strategy with respect to the Allocated Portion; or (iii) BAIA’s assumption of direct responsibility for any function delegated to Clear Sky under this agreement.

The agreement with Aperture, as amended, may be terminated immediately without penalty by BAIA (i) if Peter Kraus or Brad McGill ceases to be employed by Aperture or an affiliate or ceases to oversee Aperture’s management of the Allocated Portion; or (ii) if, at the reasonable discretion of BAIA, Aperture or any officer, director, or key portfolio manager (including, without limitation, Peter Kraus or Brad McGill) of Aperture is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct that would, if convicted of such violation, constitute a felony or would be reasonably likely to have a material adverse economic or reputation effect on the Fund or Aperture’s ability to provide services hereunder. Notwithstanding any other provision of the agreement with Aperture, beginning six months prior to the end of the first performance period (as defined in Appendix A of the agreement with Aperture), neither BAIA nor Aperture shall provide any notice to terminate the agreement without cause that would take effect prior to the end of the first performance period. The agreement may also be terminated immediately, without the payment of any penalty, by Aperture on reasonable written notice to the Fund and BAIA at any time when the Allocated Portion represents $50 million in assets or less.

Under the exemptive order referenced above, so long as certain conditions are satisfied, each sub-advisory agreement may be amended materially without shareholder approval. However, the exemptive order requires generally that shareholders of the Fund receive notice within 90 days of the hiring of a new sub-adviser and that the Fund provide shareholders with information that is similar to that which would have been included in a proxy statement to shareholders.

The Fund’s existing sub-advisers’ sub- advisory agreements, and the services provided pursuant to those agreements, are unchanged as a result of the Board’s approval of the new sub-advisers, except that the amount of the existing sub-advisers’ Allocated Portions may change as a result of the addition of the new sub-advisers.

Forms of the sub-advisory agreements with Clear Sky and Aperture are attached hereto as Exhibit A.

INFORMATION ABOUT CLEAR SKY

Clear Sky was founded in October 2020 and launched on January 1st, 2021 when certain principals left Luminus Management, LLC (“Luminus”), a former sub-adviser to the Fund. As of January 31, 2022, Clear Sky had approximately $1.7 billion in assets under management. Clear Sky’s principal place of business is located at 111 West 33rd Street, Suite 1920, New York, NY 10120. The principal owners of Clear Sky are Shawn Singh, Chief Executive Officer, John Segrich, Chief Investor Officer, and three other senior staff members.

Clear Sky will manage a portion of the Fund’s assets using a macro strategy, focusing on opportunistic investments within the energy and commodity markets. Macro strategies generally seek to profit from movements in underlying macroeconomic variables and the impact those variables have on equity, fixed income, currency, and commodity markets. Clear Sky will initially invest the assets of its Allocated Portion exclusively in commodities and/or commodity interests.

The following table provides information on the principal executive officers and directors of Clear Sky. The business address of each person is c/o Clear Sky, 111 West 33rd Street, Suite 1920A, New York, NY 10120.

Name	Title/Responsibilities
Shawn Singh	Chief Executive Officer/Chief Compliance Officer
Omar Khawaja	Director of Operations
Ankur Sood	Chief Financial Officer

INFORMATION ABOUT APERTURE

Founded in 2018, Aperture (together with its wholly-owned subsidiaries) oversees approximately $4.3 billion in assets under management as of January 31, 2022.

Aperture’s principal place of business is located at 250 West 55th Street, 30th Floor, New York, NY 10019. Aperture is majority-owned by Peter Kraus, Chief Executive Officer of Aperture, and Generali Alpha Corp, an Italian insurance and asset manager, which is indirectly owned by Assicurazioni Generali S.p.A., Generali France SA, and Generali Deutschland AG.

Aperture seeks to generate alpha by focusing primarily on investing in North American small-cap companies that the manager believes are undergoing dynamic transformational change. Aperture targets companies experiencing acceleration in revenue growth, improving returns on deployed capital, and positively trending cash flow generation.

The following table provides information on the principal executive officers of Aperture. The business address of each person is c/o Aperture, 250 West 55th Street, 30th Floor, New York, NY 10019.

Name	Title/Responsibilities
Peter Kraus	Chief Executive Officer
James O’Connor	Chief Operating Officer
Benjamin Carroll	Chief Financial Officer
Thomas Spadaccini	Chief Compliance Officer

BOARD CONSIDERATIONS

At its meeting on November 16, 2021, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreements with each of Clear Sky and Aperture. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with each of Clear Sky’s and Aperture’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Board (and separately, the Independent Trustees) conferred with the Independent Trustees’ independent legal counsel to consider the information provided.

Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with Clear Sky and the sub-advisory agreement with Aperture.

Nature, Extent, and Quality of the Services

Clear Sky. The Board discussed and considered (1) Clear Sky’s personnel, operations, and financial condition; (2) Clear Sky’s strengths, including its experience as an investor in the carbon markets and its ability to invest in both physical California carbon allowances (“CCAs”) and CCA futures; (3) the percentage of assets to be allocated to Clear Sky; (4) Clear Sky’s experience and performance as a hedge fund manager, and the extent to which Clear Sky’s strategy for the Fund is expected to overlap with its hedge fund strategy; (5) Luminus’s experience and performance as a former sub-adviser to the Fund, and the extent to which Clear Sky’s strategy is expected to overlap with Luminus’s strategy; and (6) the experience and depth of Clear Sky’s portfolio management team managing hedge funds and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were expected to be appropriate and thus supported a decision to approve the sub-advisory agreement with Clear Sky.

Aperture. The Board discussed and considered (1) Aperture’s personnel, operations, and financial condition; (2) Aperture’s strengths, including its experience in small-cap investing; (3) the percentage of assets to be allocated to Aperture; (4) Aperture’s experience and performance as an investment company manager, and the extent to which Aperture’s strategy for the Fund is expected to overlap with its investment company strategy; and (5) the experience and depth of Aperture’s portfolio management team managing investment companies and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were expected to be appropriate and thus supported a decision to approve the sub-advisory agreement with Aperture.

Investment Performance

Clear Sky. The Board noted that Clear Sky personnel were all originally from Luminus, that Clear Sky’s investment strategy for the Fund would be substantially the same as Luminus’s investment strategy for the Fund, and that the Clear Sky portfolio manager would be the same as that portfolio manager who made investment decisions with respect to Luminus’s Allocated Portion. The Board considered information about the performance and risk measurements of the assets previously managed by Luminus, as compared to a custom index. On the basis of the Board’s assessment, while recognizing that there can be no assurance of any particular investment outcome, the Board concluded that the investment performance generated by Luminus was generally satisfactory and that Clear Sky, using substantially the same strategy, was capable of providing reasonable investment performance to the Fund.

Aperture. The Board noted that, because Aperture had not yet managed assets of the Fund, there was no prior performance with respect to Fund assets to consider.

Costs of Services and Profitability

In analyzing the cost of services and profitability of each sub-adviser, the Board discussed (i) each sub-adviser’s sub-advisory fee for managing the allocated assets of the Fund; (ii) that the sub-advisory fee rate for Clear Sky (but not for Aperture) included breakpoints; (iii) the fulcrum fee arrangement for Aperture; (iv) each sub-adviser’s resources devoted or expected to be devoted to the Fund; and (v) any information provided in response to inquiries regarding the profitability to each sub-adviser from providing sub-advisory services to the Fund. The Board considered the specific resources that each sub-adviser expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which each sub-adviser’s investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks each sub-adviser has undertaken in preparing to serve as an investment sub-adviser to the Fund.

The Board noted that the compensation paid to each sub-adviser was paid by BAIA, not the Fund, and, accordingly, that the retention of each sub-adviser did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of each sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and the sub-adviser. The Board considered information comparing each sub-advisory fee rate to the fee rate that each sub-adviser charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining the sub-advisers as sub-advisers to the Fund has or would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fees rates that BAIA pays the sub-advisers based on allocations of the Fund assets among the sub-advisers. The Board concluded, for each sub-advisory agreement, that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board discussed various financial and economic considerations relating to the arrangement with each of Clear Sky and Aperture, including economies of scale. The Board also noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board considered the breakpoints in the sub-advisory fees to be payable to Clear Sky. It was noted that breakpoints were not currently proposed for Aperture. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to each sub-adviser, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to each sub-adviser, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited such that the expense cap did not currently result in BAIA bearing any of the Fund’s expenses.

Other Benefits

The Board discussed other potential benefits that each of Clear Sky and Aperture may receive from its relationship with the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or BAIA. The Board noted that each sub-adviser benefited from its relationship with BAIA. The Board concluded that other ancillary or “fall out” benefits derived by each sub-adviser from its relationship with BAIA or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of each sub-advisory agreement. After discussion, the Board concluded that the terms of each sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of each sub-advisory agreement in the future. The Board also considered information that it had received regarding BAIA’s review of each sub-adviser’s compliance program and noted that each sub-adviser’s compliance program was reasonably designed to prevent the violation of the Federal Securities Laws within the meaning of Rule 38a-1 under the 1940 Act and that each sub-adviser’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b). The Board based its approval of each of the sub-advisory agreements on a comprehensive consideration of all relevant information presented to the Board and not as a result of any single controlling factor. The Board was assisted by the advice of independent legal counsel in approving each sub-advisory agreement.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under each sub-advisory agreement were fair and reasonable with respect to the services that Clear Sky and Aperture would provide to the Fund and in light of the other factors described above that the Board deemed relevant.

ADDITIONAL INFORMATION ABOUT THE FUND

BAIA is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, NY 10154, is an affiliate of Blackstone Alternative Asset Management L.P., a leading hedge fund solutions provider which, together with its affiliates in the Blackstone Hedge Fund Solutions Group, has approximately $81 billion in assets under management as of December 31, 2021. BAIA is an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has shares that trade on the New York Stock Exchange under the symbol “BX.”

BAIA compensates the sub-advisers out of the management fees it receives from the Fund. During the fiscal year ended March 31, 2021, the Fund paid BAIA $104,842,669 in management fees, which amounted to 1.87% of the Fund’s average net assets as of March 31, 2021. From this amount, BAIA paid $37,395,848 in sub-advisory fees to non-affiliated sub-advisers with respect to the Fund, which amounted to 0.67% of the Fund’s average net assets as of March 31, 2021. BAIA also paid $2,766,131 in sub-advisory fees to affiliates of Blackstone, with respect to the Fund, which amounted to 0.03% (annualized) of the Fund’s average net assets as of March 31, 2021.

Pursuant to an administration agreement with the Trust, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator of the Fund. Pursuant to a transfer agency and service agreement with the Trust, State Street also serves as transfer agent of the Fund.

Blackstone Securities Partners L.P., located at 345 Park Avenue, New York, NY 10154, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a distribution agreement.

FINANCIAL INFORMATION

You can obtain a free copy of the Fund’s annual and semi-annual reports, when available, by writing to the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling 1-212-583-5000.

BENEFICIAL OWNERSHIP OF THE FUND

As of January 31, 2022, the following entities owned beneficially or of record 5% or more of the Class I shares of the Fund:

•	Morgan Stanley Smith Barney, LLC, located at 2000 Westchester Avenue, Purchase, NY 10577, held of record approximately 34% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 18% of the outstanding shares of Class I.

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held of record approximately 12% of the outstanding shares of Class I.

•	American Enterprise Investment Services, Inc., located at 707 2nd Avenue South, Minneapolis, MN 55402, held of record approximately 7% of the outstanding shares of Class I.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 6% of the outstanding shares of Class I.

•	National Financial Services, located at 245 Summer Street, Boston, MA 02210, held of record approximately 5% of the outstanding shares of Class I.

As of January 31, 2022, the following entities owned beneficially or of record 5% or more of the Class D shares of the Fund:

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held of record approximately 28% of the outstanding shares of Class D.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 21% of the outstanding shares of Class D.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 17% of the outstanding shares of Class D.

•	National Financial Services, located at 245 Summer Street, Boston, MA 02210, held of record approximately 15% of the outstanding shares of Class D.

•	TD Ameritrade Inc., located at 200 South 108th Avenue, Omaha, NE 68154, held of record, approximately 12% of the outstanding shares of Class D.

As of January 31, 2022, the following entities owned beneficially or of record 5% or more of the Class Y shares of the Fund:

•	J.P. Morgan Securities LLC, located at 383 Madison Avenue, New York, NY 10179, held of record approximately 90% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As of January 31, 2022, no shareholder held 25% of the outstanding shares of the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of January 31, 2022.

Exhibit A

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective as of December 1, 2021, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Clear Sky Advisers, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order (the “Exemptive Order”) obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Allocated Portion (as defined below) of the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the portion of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree in writing from time to time (the “Strategy”). The Sub-Adviser acknowledges and agrees that the investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply only to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may provide the investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. As context requires, references to the “Fund” include Blackstone Alternative Multi-Strategy Sub Fund II Ltd.; Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for any aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion.

d.

Sub-Advisory Arrangement Not Exclusive for Sub-Adviser. The Adviser recognizes that the Sub-Adviser and its principals, affiliates, officers and employees have investments of their own and are acting as investment managers, sub-advisers or general partners for other clients. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform the Sub-Adviser’s obligations hereunder or as otherwise agreed to in writing by the parties, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser and its principals, affiliates, officers and employees to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may give advice or take action with respect to its other clients that differs from, or conflicts with, the advice given to the Adviser or the Fund with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations set forth herein) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board to the extent necessary to comply with the terms of the Exemptive Order and applicable law. Upon written notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact).

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the investment policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”), in each case to the extent applicable to the Allocated Portion and previously notified in writing to the Sub-Adviser;

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”; and

iv.

any service level agreement that may be agreed between the parties from time to time; and any reasonable written instructions reasonably consistent with the Strategy which the Adviser or the Board may provide to the Sub-Adviser from time to time and which are not inconsistent with the Governing Documents and the Procedures (defined below), as determined by the Adviser. The Adviser acknowledges that the Sub-Adviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund overall (i.e., the Allocated Portion together with all other assets of the Fund) is in compliance with Subchapter M of the Code and the requirements of the 1940 Act, and that the Sub-Adviser has no separate and independent responsibility to test the Fund overall for any such compliance. For the avoidance of doubt and except as otherwise agreed in writing, in managing the Allocated Portion as set forth above, the Sub-Adviser shall have no responsibility whatsoever with respect to any assets of the Fund outside of the Allocated Portion.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board with respect to the Allocated Portion as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall promptly provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will provide reasonable notice to the Sub-Adviser of any relevant changes to the Governing Documents or the Procedures. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement or as the Sub-Adviser may otherwise reasonably request.

e.

Fund Counterparties. Subject to the Sub-Adviser’s duty to seek best execution in accordance with its compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Procedures”), and subject to applicable law, including restrictions under the 1940 Act with respect to transactions with affiliates, the Sub-Adviser will utilize counterparties and/or clearing members for prime brokerage, futures clearing, listed and OTC options and swap services, ISDA services, and other transactions in financial derivative instruments under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the Custodian (as defined herein) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Allocated Portion. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. Sub-Adviser will be provided access to materials relating to such proxies in a timely fashion by the Fund’s custodian, the Administrator or another party. Promptly upon the written request of the Adviser, the Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund, with respect to the Allocated Portion only, to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall cooperate with and provide to the Sub-Adviser all information and documentation that the parties may mutually agree are necessary and appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the services provided by the Sub-Adviser hereunder with respect to the Allocated Portion to facilitate the Fund’s compliance with the Governing Documents, Procedures, and applicable law, in each case to the extent pertaining to the Allocated Portion.

j.	Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

l.

Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that, to the best of Sub-Adviser’s knowledge, such information and commentary accurately describe the factors that Sub-Adviser reasonably believes materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-Adviser’s compliance program, in a form reasonably requested by the Adviser and provided to the Sub-Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser also will certify quarterly and annually to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Further, the Sub-Adviser will provide reasonable assistance to the Trust and the Adviser in connection with the Trust’s compliance with the requirements of Rule 17j-1 and Rule 38a-1. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. Subject to applicable law, the Sub-Adviser will provide such additional information regarding such violations of the Code of Ethics involving the Fund as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s reasonable request, the Sub-Adviser shall review and comment upon selected portions, in each case relating to the Sub-Adviser and/or the Strategy (limited to the Allocated Portion), of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion, and shall participate, at the reasonable request and sole expense of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters with respect to the Allocated Portion. The Sub-Adviser will promptly inform the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

o.

Regulatory Communications and Notices. The Sub-Adviser shall promptly notify the Adviser regarding any material inspections, inquiries or investigations from any governmental, administrative or self-regulatory agency (including without limitation, any deficiency letter or similar communication) relating to (i) the Sub-Adviser’s management of the Allocated Portion or (ii) matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Sub-Adviser’s management of the Allocated Portion, the Sub-Adviser shall make available the relevant documents (or relevant portions of the documents) for inspection by the Adviser in accordance with Section 4(a), unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or (ii) involve matters that could reasonably be viewed as materially prejudicial to the Sub-Adviser’s ability to manage the Allocated Portion.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments relating to its duties as Sub-Adviser hereunder that the Sub-Adviser reasonably believes would have a material adverse effect on the Fund. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, (A) involving the affairs of the Fund or (B) that may reasonably be expected to materially affect the investment management business of the Sub-Adviser and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

Subject to applicable law, including restrictions under the 1940 Act with respect to transactions with affiliates and in accordance with applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions selected in accordance with Section 2(e) hereof. Subject to the foregoing, the Sub-Adviser shall use its reasonable best efforts to obtain best execution on all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund (with respect to the Allocated Portion only) and to such other clients.

On an ongoing basis, at such times as the Adviser or the Board shall request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Allocated Portion with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at reasonable times and with reasonable advance notice. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser. The Adviser and Fund’s Chief Compliance Officer shall, at reasonable times and upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request and as the Sub-Adviser may reasonably agree in order to facilitate compliance with the requirements of the Governing Documents, Procedures and applicable law; and (ii) meet with representatives of the Adviser or the Board, as applicable, at the reasonable request of the Adviser or the Board, for the purpose of reviewing the Sub-Adviser’s compliance with this Agreement at reasonable times and upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s own customary operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures or this Agreement. The Adviser will notify the Sub-Adviser as soon as reasonably practicable upon detection of any material breach by the Adviser of the 1940 Act, the Governing Documents or the Procedures (to the extent that such breach would have a material adverse effect on the Allocated Portion).

Each party shall use reasonable best efforts to cooperate with the other party in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

c.	No Representation Regarding Investment Performance. The Sub-Adviser makes no representation or warranty that any level of investment performance or level of investment results will be achieved.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. The Adviser and the Fund shall have a limited, royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The license granted herein shall cease, and the Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly-printed or to-be-distributed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the fifth (5th) business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the fifth (5th) business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients); provided, however, that the Sub-Adviser may (i) name the Trust, the Fund, the Adviser and/or Blackstone Alternative Asset Management L.P. or Blackstone in accordance with its obligations to make filings pursuant to applicable law and (ii) include statements regarding this Agreement in its marketing materials consistent with the disclosures made by the Adviser and the Fund in their public filings and marketing materials.

c.

Non-Disparagement. Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making purely factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

d.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund for its track record in the Sub-Adviser’s marketing materials, provided that the Fund is not specifically identified by name without approval in writing by the Adviser; and provided further, that the Sub-Adviser may use such performance data and identify the Fund in a manner consistent with the disclosures made by the Adviser and the Fund in their public filings and marketing materials.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this

Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has taken or refrained from taking, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser (including actions taken or refrained from in order to comply with the Procedures and the Governing Documents); or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent (not to be unreasonably withheld or delayed) with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser upon becoming aware of any material violations relating to the Allocated Portion; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other federal or state requirements, or the requirements of any regulatory or industry self-regulatory agency, in each case to the extent applicable to the Allocated Portion; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which, if adversely determined, would result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which, if adversely determined, would materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as a sub-investment adviser with respect to the Allocated Portion pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, as well as, (i) any change in the portfolio manager(s) responsible for the Allocated Portion, (ii) if either Jonathan Barrett, Adam Weitzman or Derek Rogers shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or (iii) if there is a “change in control” of the Sub-Adviser within the meaning of Section 205(a)(2) of the Advisers Act.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and commodity trading advisor with the CFTC and is a member in good standing of the National Futures Association, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates, is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which, if adversely determined, would result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects or which, if adversely determined, would materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory and exchange licenses, registrations, memberships and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

g.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, the Adviser discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Adviser will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform its duties under this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. This Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, in each case in accordance with the requirements of the 1940 Act and any exemptive orders applicable to the Adviser and/or the Fund.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured pursuant to Section 7 hereof; (B) Jonathan Barrett, Adam Weitzman or Derek Rogers ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s implementation of the Strategy; or (C) at the discretion of the Adviser, if the Sub-Adviser or any executive officer, director or key portfolio manager of the Sub-Adviser is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct constituting a felony. The Sub-Adviser may be terminated by the Sub-Adviser immediately by written notice to the Adviser, without any penalty, upon (1) a change in the laws (including tax laws), rules or regulations (including rules and regulations of self-regulatory agencies with jurisdiction over the Fund, the Adviser or the Sub-Adviser) (together, a “Regulatory Change”) applicable to the Fund that, in each case, in the Sub-Adviser’s good faith determination after consultation with the Adviser, could reasonably be expected to result in a material change (including, without limitation, a material increase of expense) in the manner in which the Strategy is implemented, (2) any change to the Procedures or any instruction from the Adviser, the Board, or any service provider to the Fund or the Trust, in each case that, in the Sub-Adviser’s good faith reasonable discretion, would make it impracticable or unreasonable for the Sub-Adviser to continue to implement the Strategy with respect to the Allocated Portion; or (3) the Adviser’s assumption of direct responsibility for any function delegated to the Sub-Adviser under this Agreement, as provided in Section 2(a). This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be terminated or amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated by the mutual written agreement of the Sub-Adviser and the Adviser in order to reflect the terms of any exemptive order issued to the Adviser or the Trust. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not automatically terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement; provided that, following delivery of a notice of termination pursuant to Section 14(b) with respect to this Agreement, the Sub-Adviser shall continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information and reports, certifications and other non-public information provided by the parties pursuant to or in connection with this Agreement (collectively, the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The Recipient Party shall be responsible for a breach of this section by its Representatives. The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations and obligations, and that the damages to the Disclosing Party that may result from the unauthorized dissemination of the Information may be impossible to calculate. Therefore, the parties hereby agree that the Disclosing Party shall be entitled to seek injunctive relief preventing the dissemination of any Information in violation of the terms hereof, without any requirement to post security or other bond therefor. Such injunctive relief shall be in addition to any other remedies available hereunder, whether at law or in equity.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Clear Sky Advisers, LLC

111 West 33rd Street, Suite 1920

New York, NY 10120

Attn: Shawn R. Singh, Esq., General Counsel

Email: shawn@clearskyim.com

with a copy (which does not constitute notice) to:

Perkins Coie LLP

Attn: Michael Didiuk

         Andrew Cross

1155 Avenue of the Americas, 22nd Floor

New York, NY 10036-2711

Email:    MDidiuk@perkinscoie.com

across@perkinscoie.com

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

Fax: (212) 583-5016

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Fax: (617) 235-0483

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain a commercially reasonable business continuity, disaster recovery, and backup plan designed to enable the Sub-Adviser to perform its obligations hereunder with minimal disruptions or delays. Upon reasonable request, the Sub-Adviser shall provide the Adviser with access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) periodically, but no less frequently than as required by applicable law, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with substantive investment or oversight authority over the Allocated Portion, including at the time such employee is hired by the Sub-Adviser or at such times as such employee’s duties begin to include investment or oversight authority over a material portion of the Allocated Portion.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser and the Adviser shall cooperate reasonably with each other for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction over either of them. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Allocated Portion (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Waiver of Jury Trial. EACH PARTY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT AND WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

d.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

e.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

f.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

g.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:

Name:

CLEAR SKY ADVISERS, LLC

By:

Name:

APPENDIX A

Blackstone Alternative Multi-Strategy Fund

AMENDED & RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective as of February 24, 2022, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Aperture Investors, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein;

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement; and

WHEREAS, the Adviser and the Sub-Adviser (a) entered into a Sub-Advisory Agreement dated as of January 3, 2022 (the “Original Agreement”); and (b) wish to hereby amend and restate the Original Agreement in its entirety on the terms set out herein; and

WHEREAS, the Adviser and the Sub-Adviser desire to clarify certain expectations with respect to their relationship;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Allocated Portion (defined below), subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree in writing from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC.

From time to time, the Adviser may determine and direct the Sub-Adviser that all or a portion of the Allocated Portion take the form of synthetic exposure to the Strategy obtained through the use of one or more (a) total return swaps (a “Basket Swap”) through which the Fund, or a wholly-owned subsidiary thereof, makes payments to a counterparty in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, commodity interests and/or other investments representing the Strategy, or a component thereof and/or (b) structured notes (a “Basket Note”) through which the Fund, or a wholly-owned subsidiary thereof, purchases a note from an issuer in exchange for receiving from the issuer payments that reflect the return of an account through which the Sub-Adviser manages a portfolio reflecting a basket of securities, derivatives, commodity interests and/or other investments representing the Strategy, or a component thereof.    Notwithstanding any other provision of this Agreement, the Sub-Adviser shall have no liability hereunder for the choice of implementing via a Basket Swap or Basket Note done in accordance with the express direction of the Adviser. Where the Allocated Portion takes the form of a Basket Swap(s) and/or Basket Note(s), the defined term “Allocated Portion” shall, where necessary or appropriate to give the same effect to the provision as if the Strategy were otherwise implemented, refer not only to the securities or other instruments held directly in the Allocated Portion (the “Direct Portion”) but also the securities or other instruments held in any basket or account that serves as the reference, hedging account or collateral (collectively “Reference Assets”) for any such Basket Swap or Basket Note. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the general oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Fund in any way.

The parties understand that the Sub-Adviser may enter into contractual arrangements (“Other Arrangements”) related to the Reference Assets, which arrangements may differ from the terms of this Agreement. The Adviser and Sub-Adviser agree to work in good faith to identify any terms that conflict with the terms of this Agreement (either directly or by creating the potential for conflicting instructions to or obligations of the Sub-Adviser) (“Conflicting Terms”), and the parties agree to work together in good faith to resolve Conflicting Terms or any conflicts that may result from such Other Arrangements to avoid a breach of this Agreement (including by waiving a provision of this Agreement, in the Adviser’s sole discretion).

b.

Limitations of Sub-Adviser’s Responsibility. The Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy and this Agreement.

c.

Sub-Advisory Arrangement Not Exclusive for Fund. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion.

d.

Other Activities of the Sub-Adviser. The Adviser recognizes that the Sub-Adviser and its principals, affiliates, officers and employees have investments of their own and are acting as investment managers, sub-advisers or general partners for other clients. The Adviser also recognizes that the Sub-Adviser and its principals, affiliates, officers and employees may be or become associated with other investment entities and engage in investment management for other clients. Except to the extent necessary to perform the Sub-Adviser’s obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise explicitly stated hereunder, or as otherwise agreed to in writing by the parties hereto, nothing herein shall be deemed to limit or restrict the right of the

Sub-Adviser and its principals, affiliates, officers and employees to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to its other clients that differs from, or conflicts with, the advice given to the Adviser or the Fund in respect of the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed herein) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary or advisable in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser will take such action as it believes in good faith to be appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the investment policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the investment requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”. The Sub-Adviser will also work with the Adviser to manage and monitor the Allocated Portion in accordance with any written instructions, which may include email correspondence, consistent with the applicable Strategy which the Adviser or the Board may issue to the Sub-Adviser from time to time upon reasonable notice and which are not inconsistent with the Governing Documents and the

Procedures (defined below), as determined by the Adviser (the “Written Instructions”); provided, however, that the Adviser shall remain responsible for ensuring the Fund’s (including the Allocated Portion’s) overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations. For the avoidance of doubt and except as otherwise agreed, in managing the Allocated Portion as set forth above, the Sub-Adviser shall have no responsibility whatsoever with respect to any assets of the Fund outside of the Allocated Portion.

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”).The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto within a reasonable time after amendment or approval, as applicable. The Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

d.

Fund Counterparties. The Sub-Adviser may utilize counterparties and/or clearing members for prime brokerage, futures clearing, listed and OTC options and swap services, ISDA services, and other transactions in financial derivative instruments under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms, agreements and other arrangements relating to the Direct Portion with counterparties and/or clearing members upon reasonable request. For any other portion of the Allocated Portion, the Sub-Adviser may negotiate its own trading terms, agreements and other arrangements with counterparties and/or clearing members, based on its sole election and discretion subject to the limitations of applicable law, including, without limitation the 1940 Act. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers and swap execution facilities. The Adviser will be responsible for managing any collateral, tri-party custodial and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to State Street Bank & Trust Company, the Fund’s custodian (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

e.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Allocated Portion. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) in a mutually-agreed format and medium regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy with respect to the Allocated Portion as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request.

f.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume all responsibility that the Fund has for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The

Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations. The parties acknowledge that nothing herein shall require the Sub-Adviser to vote proxies for the Fund with respect to any assets if the Fund has no rights to vote such proxies outside this Agreement.

g.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims of any kind (or otherwise causing the Fund to participate), including claims in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, the Sub-Adviser may assume responsibility for the filing of claims of any kind (or otherwise causing the Fund to participate), including claims in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

h.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall use reasonable best efforts to provide such reports as the Adviser may reasonably require, upon reasonable written notice, and shall monitor on a daily basis the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall use reasonable best efforts to act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

i.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Allocated Portion of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

j.

Assistance with Valuation. The Sub-Adviser will, upon request, provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings. Notwithstanding the foregoing the parties acknowledge that the Sub-Adviser is not ultimately responsible for establishing the market or fair value of the investments in the Allocated Portion.

k.

Provision of Information and Certifications. Upon advance written request of the Adviser, the Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and for the Fund to comply with the requirements of the Governing Documents, the Procedures, and any applicable law. The information and documentation requested by the Adviser and the Trust under this paragraph may include, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) as soon as reasonably practicable but no later than 10 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

l.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will implement such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied in all material respects with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish certifications, which comply with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Allocated Portion. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Allocated Portion, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding any such violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, provided that the Sub-Adviser shall not be required to provide the Trust or the Adviser with the information that it may not provide in accordance with applicable law, and the Sub-Adviser reserves the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

m.

Sub-Adviser Review of Materials. Upon the Adviser’s reasonable request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund, provided that the Adviser will endeavor to limit its requests for the Sub-Adviser to participate in such educational meetings to no more than two times per year. Any reasonable out-of-pocket costs incurred by the Sub-Adviser in compliance with the participation in such educational meetings which are directly and properly attributable to the Fund shall be reimbursed promptly by the Fund, as appropriate. The Sub-Adviser will promptly inform the Fund and the Adviser if it becomes aware that any information in the Registration Statement that relates to the Sub-Adviser or the Strategy is (or to the knowledge of the Sub-Adviser will become) materially inaccurate or incomplete.

n.

Regulatory Communications and Notices. The Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents (or summaries of the relevant portions thereof) to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency if the Sub-Adviser reasonably believes in good faith that such exams do not (i) relate specifically to or focus on the Sub-Adviser’s management of the Allocated Portion or the Fund or (ii) involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund.

o.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments of which the Sub-Adviser has knowledge that it believes is likely to materially affect the Fund. Each party will promptly notify the other party in writing of the occurrence of any of the following events: it is served or otherwise receives notice of, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, involving the affairs of the Allocated Portion. The Sub-Adviser will promptly notify the Adviser of any change in the actual control of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion. The Sub-Adviser will also promptly notify the Adviser if it reasonably expects any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, to materially affect the investment management business of the Allocated Portion.

3.	Broker-Dealer Selection.

a.

To the extent provided in the Prospectus or SAI of the Fund’s Registration Statement, and in accordance with this Agreement, applicable law and applicable policies and procedures of the Sub-Adviser as provided to the Adviser from time to time (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(d) hereof. The Adviser directs that the Sub-Adviser shall use the provider of any Basket Swap or Basket Note as the counterparty for any swap transaction in the Reference Assets to the extent required by such provider. The Sub-Adviser shall use commercially reasonable efforts to seek the best execution on all portfolio transactions executed in respect of the Allocated Portion, but need not solicit competitive bids or seek the lowest available commission costs. Notwithstanding the preceding and subject to review by the Board with respect to the extent or continuation of this practice, the Sub-Adviser may, to the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and consistent with applicable Sub-Adviser Procedures, consider, the financial responsibility, brokerage, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party and may cause the Allocated Portion to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Allocated Portion an amount of commission for effecting an Allocated Portion transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Allocated Portion and its other advisory clients.

b.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may (but shall be under no obligation to), in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to seek best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients over time.

c.

On an ongoing basis, at such times as the Adviser or the Board shall reasonably request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Allocated Portion or with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (such records, the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the reasonable request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. To the extent not maintained by the Adviser or one or more other service providers to the Fund, the Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Adviser and Fund’s Chief Compliance Officer shall, at reasonable times and upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records of the Fund’s Books and Records, at their own cost, and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) with the assistance of the Adviser, render to the Board such periodic and special reports as the Board or the Adviser may reasonably request, and (ii) meet with the Adviser or the Board upon reasonable request for the purpose of reviewing the Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement. The Adviser shall instruct the Administrator to perform the fee calculation in accordance with the terms set forth in Appendix A to this Agreement and, upon request will send documentation evidencing such calculation to the Sub-Adviser for its review.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder, but excluding the cost of securities (including brokerage commissions, if any) and other investments purchased for the Allocated Portion. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. Each party shall use its reasonable best efforts to cooperate with the other party in curing any regulatory or compliance breaches or material breaches of this Agreement as promptly as possible. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement. The Adviser will notify the Sub-Adviser as soon as reasonably practicable upon detection of any material breach by the Adviser of the 1940 Act, the Governing Documents or the Procedures to the extent that such breach would have a material adverse effect on the Allocated Portion, the Sub-Adviser’s ability to perform its obligations hereunder or the Sub-Adviser.

c.

Notwithstanding anything to the contrary herein, the parties agree that the Sub-Adviser shall have a reasonable period of time to comply with any Written Instructions that it receives from the Adviser, the Fund or the Board or that it otherwise receives hereunder and shall have a reasonable period of time to comply with any amendments to the Registration Statement, any Procedures, or any Governing Documents after notice has been provided of such amendments. In the event the Sub-Adviser provides notice to the Adviser and the Fund that it cannot comply with Written Instructions or any amendment to the Registration Statement, any Procedures, or any Governing Documents, then the parties agree to cooperate reasonably and in good faith to provide a waiver or find some other reasonable solution to avoid a breach of this Agreement or to terminate this Agreement as soon as practicable and the Adviser shall, in good faith, work with the Sub-Adviser to waive or alter the notice requirement in Section 14(b) of this Agreement.

d.	No Representation Regarding Investment Performance. The Sub-Adviser makes no representation or warranty that any level of investment performance or level of investment results will be achieved.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name and Track Record. As required for legal and regulatory compliance, the Adviser and the Fund shall have a non-exclusive, non-transferable, royalty free license to use the name of the Sub-Adviser, including any short form of such name, or any combination or derivation thereof (in the case of any such short form, combination or derivation, as pre-approved in writing by the Sub-Adviser), for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors in accordance with the terms of this Section 8. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any new or materially amended materials (except as may be reasonably necessary in the discretion of the Adviser, to comply with applicable law) promptly upon termination of this Agreement and the Fund shall amend and, if necessary, file such amendment to the Registration Statement so that the Sub-Adviser is no longer identified as a sub-adviser to the Fund (except as may be reasonably necessary in the discretion of the Adviser to comply with applicable law or regulation). During the term of this Agreement, the Adviser shall provide to the Sub-Adviser in writing any description of the Sub-Adviser or the Strategy that the Adviser intends to use in its sales and other marketing materials (other than mere use of the Sub-Adviser’s name and such descriptions of the Strategy consistent in all material aspects with those as have been previously approved by the Sub-Adviser) for review and approval by Sub-Adviser, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent to use its name and such description of the Sub-Adviser and the Strategy on the end of the third business day following delivery of such materials to the Sub-Adviser for approval; provided, further that the Sub-Adviser shall not be responsible in any manner for the preparation or distribution of any such sales and other marketing materials other than with regard to the accuracy of the information provided or confirmed by the Sub-Adviser to the Adviser in connection therewith. Other than the performance data generated in connection with the Fund, the Adviser may not use the performance data generated by the Sub-Adviser in connection with other client accounts without the Sub-Adviser’s express written consent. For the avoidance of doubt, the Sub-Adviser acknowledges and agrees that the Adviser may use the performance data generated by the Sub-Adviser in connection with the Fund without limitation during and after the term of the Agreement.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser except (i) with respect to the identification of the Fund as required by applicable law (including the disclosure of the sub-advisory relationship to the Securities and Exchange Commission on the Sub-Adviser’s Form ADV or to any other governmental or self-regulatory agency as required), (ii) for inclusions of such entities in lists of the Sub-Adviser’s clients, and (iii) any disclosures as may be required or permitted under Section 15 of this Agreement. Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, or the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries and nothing in this Agreement shall restrict the Sub-Adviser or its affiliates from making factual statements in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with managing the Allocated Portion for its track record, provided that the Fund is not specifically identified by name without approval in writing by the Adviser. For the avoidance of doubt, the Sub-Adviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Allocated Portion and the Fund as are necessary to support any such uses of the investment performance and track record.

9.	Liability and Indemnification.

a.	Absent the Sub-Adviser’s material breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the

Sub-Adviser, any affiliate supporting the services described in this Agreement with notice having been given to the Adviser, or any of their respective officers, directors, partners, agents, employees, and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order, in which case the Adviser will provide written notice to the Sub-Adviser as promptly as reasonably practicable. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted, if any, by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above. The Sub-Adviser shall not be liable under this Agreement to make any payment to the Adviser and/or the Fund of any amounts otherwise due hereunder, including due under the terms of any indemnification, if and to the extent that the Adviser and/or the Fund has otherwise actually received payment for such amounts, including any Losses, under any insurance policy or contract, or other agreement (including any Basket Swap or Basket Note). For the avoidance of doubt, this does not obligate the Adviser and/or the Fund to seek indemnification from any particular insurance policy or contract, or other agreement (including any Basket Swap or Basket Note).

d.

The Adviser shall indemnify the Sub-Adviser, any affiliate supporting the services described in this Agreement with notice having been given to the Adviser (it being understood and agreed that Aperture Investors UK, Ltd is one such affiliate), and any of their respective partners/members, officers, and employees, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith (a) pursuant to and consistent with the Adviser’s Written Instructions to the Sub-Adviser or (b) pursuant to and consistent with the express terms of this Agreement and without breaching the standard of care set forth in Section 7(a); or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Sections 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Sections 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party, to the extent that the Indemnifying party has not been prejudiced by the delay. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

a.

The Sub-Adviser agrees that during the term of this Agreement it will have the benefit of an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise reasonably acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser. No deductible specified in the above-referenced insurance policies shall be borne by the Fund or the Adviser.

b.

The Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Adviser in a commercially reasonable amount based upon the amount of assets managed by the Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher. Any and all deductibles specified in the above-reference insurance policies shall be assumed by the Adviser.

11.	Custodian.

The Fund’s assets shall be maintained in the custody of its Custodian (such Custodian to be selected and engaged by the Fund or the Adviser). Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring if such violations relate to the Allocated Portion (and shall promptly act to correct any such violation), and will provide notice promptly to the Adviser of any material violations relating to the Allocated Portion; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other federal or state requirements applicable to it, or the requirements of any regulatory or industry self-regulatory agency applicable to it; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”), the Sub-Adviser has registered as a commodity trading advisor (“CTA”) with the CFTC or determined, in consultation with counsel, that it is exempt from registration as a CTA under Section 4m(1) of the CEA, CFTC Rule 4.14, or some other applicable exemption, and in each case the Sub-Adviser has notified the Adviser of the applicable exemption it is relying on. The Sub-Adviser will maintain such exemption or will register and be registered for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, inquiries or investigations, at law or in equity, before or by any court, governmental, administrative or self-regulatory body, agency, or public board or body involving any of its directors, officers, or employees, nor has it been served or received any notice of a investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, agency, or public board regarding any of its activities; in each case that might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change to the Sub-Adviser that negatively affects the Sub-Adviser’s likelihood of continuing as a going concern, or which or that might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if either Peter Kraus or Brad McGill shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material change to the Sub-Adviser’s financial condition occurs that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. This Agreement has been approved by the Board of the Fund.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and commodity trading advisor with the CFTC and is a member in good standing of the National Futures Association, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, inquiries or investigations, at law or in equity, before or by any court, governmental, administrative or self-regulatory body, agency, or public board or body involving any of its directors, officers, or employees, nor has it been served or received any notice of a investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, agency, or public board regarding any of its activities; in each case that might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects, or which or that might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement.

f.

Authorized Signatories. Upon the Sub-Adviser’s reasonable request, the Adviser will furnish to the Sub-Adviser a true and complete list of those representatives of the Adviser, the Trust, and/or the Fund who are currently authorized to issue or receive instructions under this Agreement on behalf of the Adviser, the Trust, and/or the Fund, and the Adviser shall promptly notify the Sub-Adviser in writing of any changes to such list. The Sub-Adviser may rely on the authority of any person identified in such list and on the genuineness of any Written Instructions that purport or appear to be issued by a person identified in such list.

g.

Sub-Adviser Compliance with Agreement; Governing Documents. As of the date of this Agreement, the Adviser represents and warrants that the Sub-Adviser has responded fully to its due diligence requests and provided documents responsive to those requests, including copies (or summaries) of the Sub-Adviser’s organizational documents and compliance policies and procedures (such documents, collectively, the “Sub-Adviser Documents”). The Adviser represents and warrants that it has reviewed the Sub-Adviser Documents.

h.

Other Representations. Upon Sub-Adviser’s written request, the Adviser will represent to the Sub-Adviser whether the Fund (including the Subsidiary) qualifies as (a) a “qualified institutional buyer,” as such term is defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”); (b) a “qualified purchaser,” as such term is defined under the 1940 Act (c) an “accredited investor,” as such term is defined in Regulation D under the Securities Act; (d) a “qualified eligible person” within the meaning of the U.S. Commodity Futures Trading Commission Rule 4.7; and (e) an “eligible contract participant” within the meaning of Section 1(a) of the Commodity Exchange Act; and, unless otherwise notified by the Adviser, the Sub-Adviser may rely on such representations in connection with transactions for the Allocated Portion, including for the purposes of making any required certification to a seller or issuer of securities in any such transaction.

i.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory and exchange licenses, registrations, memberships and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

j.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. This Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval, subject to any available exemptive or other applicable relief from the otherwise applicable requirement that such vote of the Trustees be cast in person at any such meeting.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser, or, in each case, upon shorter notice as may be mutually agreed upon in writing by the parties hereto. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured; (B) either of Peter Kraus or Brad McGill ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion; or (C) at the reasonable discretion of the Adviser, if the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, Peter Kraus or Brad McGill), of the Sub-Adviser is being accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct that would, if convicted of such violation, constitute a felony or would be reasonably likely to have a material adverse economic or reputation effect on the Fund or the Sub-Adviser’s ability to provide services hereunder. This Agreement may also be terminated immediately, without the payment of any penalty, by the Sub-Adviser on reasonable written notice to the Fund and the Adviser at any time when the Allocated Portion represents $50 million in assets or less. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 14(c), 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its affiliates and its and their respective directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the

Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Director of Legal

Aperture Investors, LLC

250 West 55th St, 30th Floor.

New York, New York 10019

Transactions@apertureinvestors.com

With a copy (which does not constitute notice) to:

Jeremy C. Smith

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Jeremy.smith@ropesgray.com

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain commercially reasonable business continuity, disaster recovery, and backup capabilities and facilities. Upon reasonable request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its plan(s) periodically, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform (or shall have previously performed) background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, at the time such employee is hired by the Sub-Adviser.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

Each party shall cooperate reasonably with the other party for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to support the orderly daily operation of the Fund (including, without limitation, reasonably assisting by providing information in its possession for regulatory filings and responding to regulatory requests that relate to the Allocated Portion).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of New York, without regard to conflicts-of-laws principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Waiver of Trial by Jury. EACH PARTY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT AND WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

d.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

e.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

f.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

g.

Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. This Agreement may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

h.

Waiver. A failure or delay in exercising any right with respect to this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right will not be presumed to preclude any subsequent or further exercise of that right or the exercise of any other right.

i.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof,” and “hereto, and words of similar import, refer to this Agreement in its entirety (including the Appendices hereto) and not to any particular paragraph, clause or other subdivision unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

APERTURE INVESTORS, LLC

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee